Exhibit 99.1

Exhibit 99.1

Lakeland bancorp, inc.

Nasdaq: “LBAI”

Thomas J. Shara, President & CEO

Joseph F. Hurley, EVP & CFO

Fourth Quarter 2009

Lakeland bancorp, inc.

Statement Regarding

Forward-Looking Information

The information disclosed in this document includes various forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1994 with respect to credit quality (including delinquency trends and the allowance for loan and lease losses), corporate objectives, and other financial and business matters. The words “anticipates”, “projects”, “intends”, “estimates”, “ expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks, and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements.

In addition to the risk factors disclosed elsewhere in this document, the following factors, among others, could cause the Company’s actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislature affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury’s preferred stock investment in the Company, changes in the levels of market interest rates, pricing pressures of the loan and deposit products, credit risks of the Company’s lending and leasing activities, customers’ acceptance of the Company’s products and services competition.

The above-listed risk factors are not necessarily exhaustive, particularly as to possible future events, and new risk factors may emerge from time to time. Certain events may occur that could cause the Company’s actual results to be materially different than those described in the Company’s periodic filings with the Securities and Exchange Commission. Any statements made by the Company that are not historical facts should be considered to be forward-looking statements. The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Lakeland bancorp, inc.

Corporate Profile

$2.7 Billion Commercial Bank

3rd largest publicly held commercial bank headquartered in New Jersey (6th largest including thrifts)

40-year history

48 branches

Lakeland bancorp, inc.

Total Assets

(Dollars in millions)

$2,643 $2,724

$2,514

$2,206 $2,264

2005 2006 2007 2008 2009

Lakeland bancorp, inc.

Stockholder Information

(“LBAI”)

Market Cap - $180 million

23.9 million Shares Outstanding (21.4 million float)

3,600 Registered Shareholders

68,000 Average Daily Share Volume YTD

16% Insider Ownership

29% Institutional Ownership

2.63% Dividend Yield

Price / BV - 0.86 Price / TBV - 1.48

Stock Price $7.61 on February 23, 2010

Lakeland bancorp, inc.

Capital Position

as of December 31, 2009

Stockholders’ Equity - $268 million

Equity to Assets - 9.84% $59 million TARP and Warrants

Tangible Common Equity - $123.2 million

Book Value per Common Share - $8.88

Tangible Book Value per Common Share - $5.16

Lakeland bancorp, inc.

New Jersey Marketplace

NJ is #1 based on population density

NJ is #1 in Median Household income

NJ is #4 in Per Capita Income

8th highest state in total deposits

Source: SNL Financial 2009

Lakeland bancorp, inc.

Attractive Demographics Of Marketplace

2009 Median household income:

Current Markets:

• Morris, NJ ($104,797) (#7 in U.S.)

• Bergen, NJ ($84,586)

• Sussex, NJ ($84,284)

• Warren, NJ ($75,500)

• Passaic, NJ ($62,439)

• Essex, NJ ($56,140)

Contiguous Markets:

• Hunterdon, NJ ($110,147) (#4 in U.S.)

• Somerset, NJ ($102,357) (#6 in U.S.)

• Rockland, NY ($93,080)

• Orange, NY ($68,571)

SOURCE: SNL FINANCIAL / ESRI

Lakeland bancorp, inc.

Expansion Strategy

County State Total Deposits in Markets ($M) (1) # of Small Businesses(2)

Current counties of operation

Bergen NJ $ 37,055 32,828

Essex NJ $ 19,900 19,858

Morris NJ $ 15,872 17,370

Passaic NJ $ 9,594 12,046

Sussex NJ $ 2,330 3,641

Warren NJ $ 2,244 2,803

Total $ 86,995 88,546

Contiguous counties

Hudson NJ $ 22,184 13,059

Middlesex NJ $ 21,130 21,218

Union NJ $ 15,917 14,449

Rockland NY $ 7,877 9,093

Somerset NJ $ 8,062 9,783

Orange NY $ 5,468 8,975

Hunterdon NJ $ 3,254 4,128

Total $ 83,892 80,705

Grand Total $ 170,887 169,251

SOURCE: SNL FINANCIAL / ESRI

(1) Data As Of June 30, 2009

(2) Data As Of 2008; Small Businesses Defined As Those With Less Than 100 Employees

ORANGE

SUSSEX

PASSAIC

ROCKLAND

BERGEN

WARREN

MORRIS

ESSEX

HUDSON

UNION

HUNTERDON

SOMEREST

MIDDLESEX

Lakeland bancorp, inc.

Capitalize on Recent Consolidation Activity

We have the opportunity to take advantage of recent consolidation activities in our target market area:

-Attract new customers seeking high service levels

-Attract quality employees seeking the “community bank” model

Our target market has experienced 11 mergers over the last three years where 25% of deposits ($39 billion) have or will be “turned over” (1)

Recent major acquisitions in our market area:

-Investors Bancorp / American Bancorp of NJ

-Banco Santander / Sovereign Bancorp

-Wells Fargo / Wachovia

-JP Morgan / Washington Mutual

-Valley National / Greater Community

-Toronto-Dominion Bank / Commerce Bank

-Provident Financial / First Morris Bank & Trust

-TD Banknorth / Interchange

-Capital One North Fork

-TD Banknorth / Hudson United

ORANGE

SUSSEX

PASSAIC

ROCKLAND

BERGEN

WARREN

MORRIS

ESSEX

HUDSON

UNION

HUNTERDON

SOMEREST

MIDDLESEX

(1) Based on total deposits each target had in the respective counties

LBAI Branches

Acquired Branches

Lakeland bancorp, inc.

Experienced Management Team

President & CEO

25 Years Experience

Hudson United,

TD Banknorth

Chief Operating Officer

25+ Years Experience

Midlantic

Chief Financial Officer

25+ Years Experience

Hudson United,

HSBC

Chief Lending Officer

35 Years Experience

Hudson United,

TD Banknorth

Chief Retail Officer

30 Years Experience

Sovereign

Chief Government/ Business Services Officer

25+ Years Experience

Bank of New York

Chief Credit Officer

25+ Years Experience

Fleet Bank

Chief Operations Officer

30 Years Experience

Horizon

General Counsel

15+ Years Experience

Hudson United,

TD Banknorth

Lakeland bancorp, inc.

Loan Portfolio (Dollars in millions)

$2,031 $2,014

$1,881 $120

$311

$1,586 $356 $316

$316

$196 $118

$310 $108

$315 $374

$92 $337

$88 $302 $167

$272 $139

$115

$105

$820 $919

$609 $707

2006 2007 2008 2009

Leases (6%)

Consumer (16%)

Construction (6%)

Mortgage (18%)

C & I (8%)

CRE (46%)

Lakeland bancorp, inc.

Loan Growth

10% in 2009 and 13% in 2008 (ex leases)

(Dollars in millions)

Loans +$173 +$135 +$195 +$174

Leases +$106 +$160 -($45) -($191)

$196 $356 $311 $120

$1,390 $1,535 $1,720 $1,894

2006 2007 2008 2009

Loans (ex leases) Leases

Lakeland bancorp, inc.

Commercial Lending

Commercial Lending

Six NJ Lending offices

Legal lending limit - $40m, House limit - $27m

Only seventeen borrowers with over $10 million exposure

Average Commercial loan size approximately $500k

Centralized lending approval

C & I Lending

New Chief Lending Officer

Established specialized C&I Lending Teams

Integrated C&I Lenders into other lending teams

Relationship Banking

Lakeland bancorp, inc.

CRE & Construction Loans

Outstanding $1,037 million

Non-Performing $25.8

Non-Performing 2.48%

Net Charge-offs $2.6

Office 10%

Other 12%

Owner Occupied 36%

Comm’l Constr. 6%

Multi- Family 10%

Resid Constr 8%

Mixed 6%

Retail 12%

Lakeland bancorp, inc.

Consumer Loans

$250 million Home Equity + $66 million Other

In-market portfolio

8,400 Loans

14 Non-Performing loans

Average FICO scores of

loan originations = 750

32% 24% 16% 8% 0%

0% 0% 1% 1% 5% 12% 17% 24% 31% 8%

<500 500-539 540-579 580-619 620-659 660-699 700-739 740-799 780-819 >820

Lakeland bancorp, inc.

Residential Loans

$374 million of 1 - 4 Family loans

In-market portfolio

1,735 Loans

18 Non-Performing loans

Average FICO scores = 737

40% 32% 24% 16% 8% 0%

0% 1% 2% 6% 14% 26% 43% 8% 0%

<499 500-549 550-599 600-649 650-699 700-749 750-799 800-849 >850

Lakeland bancorp, inc.

Leasing Business

Acquired Company in 2000

Small Ticket (<$100k), 32 month average remaining life

Full Payout Leases

Industries - Transportation (37%), Services (11%), Manufacturing (7%), Construction (8%), Healthcare (7%)

Equipment - Vehicles (45%), Machinery (7%), Medical (6%), Office Equipment (6%) Construction (4%), Furniture (4%),

Geographic Dispersion - nationwide; one-third in Tri-State Region

Credit Quality Challenges Developed in 2Q 2008

Lakeland bancorp, inc.

Leasing Run-Off

Exited Nationwide leasing business May 2008

6% of total loans at 12/31/2009 (15% at 12/31/2008)

Sold two largest problem lease pools

Outstanding $120m

Non-Performing $4.7m

Non-Performing 3.88%

Net Charge-offs $43.3m

92% remaining loans <30day

$386 $349 $311 $276 $194 $139 $120

6/08 9/08 12/08 3/09 6/09 9/09 12/09

Lakeland bancorp, inc.

Investment Securities

$457.3 million (17% of Total Assets)

Primarily for liquidity purposes

Short agencies, MBS, Munis

No CDOs, CLOs, auction rate bonds, etc.

No Agency Preferreds, No Pooled TRUPs

No significant write downs

3.22% yield

3.0 year Weighted Average Life

2.14 year Effective Duration

19% 14% 5% 3% 60%

MBS/CMO ($273m)

Corporate Debt ($15m)

Munis ($62m)

Agencies ($86m)

Equities, FHLB, CRA ($21m)

Lakeland bancorp, inc.

2009 Deposit Initiatives

New Head of Retail Banking

New Head of Retail Sales

Outbound Call Center initiatives

Three new branches, two branch closures

Renewed DDA focus

Proactively managed deposit pricing metrics

Lakeland bancorp, inc.

Deposits

Core Deposits 78% of Total Deposits

(Dollars in Millions)

$2,157

$2,056

$1,988 $182

$1,859 $217

$240 $284

$209

$394

$364

$293 $384

$101 $154 $281

$631 $620 $673

$572

$322 $318 $290 $311

$303 $292 $302 $323

2006 2007 2008 2009

Time > $100k (9%)

Time < $100k (13%)

MMDA (18%)

NOW (31%)

Savings (14%)

DDA (15%)

Lakeland bancorp, inc.

2009 Results

2009 2008

Interest Income $133.8m $143.9m

Interest Expense -40.4 -55.3

Net Interest Income $93.4 $88.6

Provision -51.6 -23.7

Fee Income 18.8 17.6

Expenses -73.8 -60.1

Pretax -13.2 22.4

Tax (Expense) Benefit 7.8 -7.2

Net Income pre TARP -$5.4 $15.2

TARP -3.2 0.0

Net Income post TARP -$8.6 $15.2

Lakeland bancorp, inc.

Net Interest Margin

3.90%

4.50% 4.17% 3.83% 3.50% 3.17% 2.83% 2.50%

1Q 2Q 3Q 4Q

1Q 2Q 3Q 4Q

1Q 2Q 3Q 4Q

2007 2008 2009

Lakeland bancorp, inc.

Deposit Pricing Trends

Weighted Average Cost of Total Deposits

2.39% 1.91% 1.83% 1.82% 1.53% 1.37% 1.21% 0.96%

03/08 06/08 09/08 12/08 03/09 06/09 09/09 12/09

Lakeland bancorp, inc.

Non-Performing Assets as % of Total Assets

2.68%

0.31% 0.48% 0.59% 1.00% 1.49%

0.18% 0.20% 0.41% 0.78%

2005 2006 2007 2008 2009

LBAI - Total

Regional Peer Group

Lakeland bancorp, inc.

Credit Metrics

December 31, 2009 (dollars in millions)

Outstanding

NPA

Charge-Offs

Charge-Offs as a % of Outstanding

CRE $1,037 $25.8 $2.6 0.25%

C & I 167 2.1 2.5 1.50%

Consumer 316 2.1 2.3 0.72%

Residential Mortgages 374 5.9 0.4 0.10%

Total Ex Leasing 1,894 35.9 7.8 0.43%

Leasing 120 4.7 43.3 20.1% on 2009 Average

TOTAL $2,014 $40.6 $51.1 2.54%

Lakeland bancorp, inc.

Noninterest Expenses / Average Assets

2.70% 2.83% 2.89% 2.85% 3.37%

2.47% 2.44% 2.46% 2.33% 2.59%

2005 2006 2007 2008 2009

excludes $3.1m prepayment fee

LBAI

Regional Peer Group

Lakeland bancorp, inc.

Capital Ratios

Well Capitalized 12/31/2008 12/31/2009

Tier 1 Ratio 6% 10.24% 12.65%

Total Risk Based Capital Ratio 10% 11.52% 13.90%

Leverage Ratio 5% 8.08% 9.44%

Tangible Common Equity Ratio 5.14% 4.68%

Lakeland bancorp, inc.

Highlights - 2009

Loan Growth 10% (ex leases)

Leases Down $191 million (61%)

Deposits increased $101m (5%)

Core Deposits up 17% including 7% increase in DDA

Core Deposits 78% of Total Deposits (70% 12/2008)

Asset Quality Stable

Charge-offs (ex Leasing) 0.43% of Loans

Net Interest Margin continues to improve (4Q - 3.90%)

Lakeland bancorp, inc.

LBAI Investment Considerations

Attractive market demographics

Growing loan and deposit market share

One of the largest commercial banks in Northern NJ

Leasing issues addressed

Relatively low NPA’s and Past Dues

Solid Core Bank performance

Lakeland bancorp, inc.

Regional Peer Group

Financial Institutions (FISI)

Harleysville National (HNBC)

Hudson Valley Holding Corp. (HUVL)

S & T Bancorp (STBA)

Sandy Spring Bancorp (SASR)

Smithtown Bancorp (SMTB)

Sterling Bancorp (STL)

Sun Bancorp (SNBC)

Tompkins Financial (TMP)